Exhibit 10.1

FIFTH AMENDMENT
TO
THE JULY 5, 2005 SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT OF
DCP MIDSTREAM, LLC

This Fifth Amendment to the July 5, 2005 Second Amended and Restated Limited Liability Company Agreement of DCP Midstream, LLC (this “Amendment”) is dated as of September 9, 2014, by and among Phillips Gas Company (formerly known as ConocoPhillips Gas Company), a Delaware corporation (“PGC”), and Spectra Energy DEFS Holding, LLC, a Delaware limited liability company (“Spectra DEFS Holding I”), and Spectra Energy DEFS Holding II, LLC, a Delaware limited liability company (“Spectra DEFS Holding II”). Spectra DEFS Holding I and Spectra DEFS Holding II are referred to herein collectively as “Spectra DEFS Holding.”

RECITALS

A.
Reference is made to that certain Second Amended and Restated Limited Liability Company Agreement of Duke Energy Field Services, LLC, dated as of July 5, 2005, by and between PGC and Duke Energy Enterprises Corporation (formerly known as Duke Energy Field Services Corporation), a Delaware corporation, as amended by the First Amendment to the July 5, 2005 Second Amended and Restated Limited Liability Company Agreement of Duke Energy Field Services, LLC, dated as of August 11, 2006, the Second Amendment to the July 5, 2005 Second Amended and Restated Limited Liability Company Agreement of DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC), dated as of February 1, 2007, the Third Amendment to the July 5, 2005 Second Amended and Restated Limited Liability Company Agreement of DCP Midstream, LLC, dated as of April 30, 2009, and the Fourth Amendment to the July 5, 2005 Second Amended and Restated Limited Liability Company Agreement of DCP Midstream, LLC, dated as of November 9, 2010 (as so amended, the “LLC Agreement”) (capitalized terms used but not defined herein shall have the meaning given thereto in the LLC Agreement).

B.
Effective as of 12:02 a.m. on December 1, 2006, Duke Energy Enterprises Corporation (then a wholly owned Subsidiary of its Parent, Duke Energy Corporation) Transferred all of its 50% Company Interest to Spectra DEFS Holding I (then a wholly owned Subsidiary of Duke Energy Corporation).

C.
Effective as of 12:03 a.m. on December 1, 2006, Spectra DEFS Holding I (then a wholly owned Subsidiary of Duke Energy Corporation) Transferred 0.02% of its 50% Company Interest (equaling a 0.01% Company Interest) to Spectra Energy DEFS Holding Corp (then a wholly owned Subsidiary of Duke Energy Corporation), and Spectra DEFS Holding I retained a 49.99% Company Interest.

D.	Upon its separation and spin-off from Duke Energy Corporation effective January 2, 2007, Spectra Energy Corp became the Parent of both Spectra DEFS Holding I and Spectra Energy DEFS Holding Corp.

Exhibit 10.1

E.
Upon its separation and spin-off from ConocoPhillips effective April 30, 2012, Phillips 66 became the Parent of PGC, which separation and spin-off was contemplated in that certain Acknowledgement and Waiver Agreement, dated as of September 6, 2011, among ConocoPhillips, PGC, Spectra Energy Corp, Spectra DEFS Holding I and Spectra Energy DEFS Holding Corp.

F.
On January 31, 2013, Spectra Energy DEFS Holding Corp converted from being a Delaware corporation to a Delaware limited liability company, and, in connection therewith, changed its name to “Spectra Energy DEFS Holding II, LLC.”

G.	PGC and Spectra DEFS Holding desire to amend the LLC Agreement to provide for signing tax returns filed on behalf of the Company.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	The LLC Agreement is hereby amended by replacing the following defined terms and definitions throughout the LLC Agreement:

(a)	The defined term “Change of Control” is hereby replaced with:

“Change of Control” shall mean an event that causes a Person that holds a Company Interest to cease to be Controlled by such Person’s Parent; provided, however, that an event that causes Spectra or Phillips 66 to be Controlled by another Person shall not constitute a Change of Control.

(b)    The defined term “COP” is hereby replaced with:

“Phillips 66” shall mean Phillips 66, a Delaware corporation.

(c)    The defined term “COP Directors” is hereby replaced with:

“Phillips 66 Directors” shall have the meaning set forth in Section 3.3.

(d)    The defined term “COP Member” is hereby replaced with:

“Phillips 66 Member” shall mean PGC or any wholly owned Subsidiary of Phillips 66 admitted as a substitute Member pursuant to Section 5.4; provided that in the event a Phillips 66 Member Transfers less than all of its Company Interest to a wholly owned Subsidiary of Phillips 66 pursuant to Section 5.4, then “Phillips 66 Member” shall be deemed to include such Transferring Phillips 66 Member, such wholly owned Subsidiary of Phillips 66, and any other Phillips 66 Member to the extent applicable; provided, however, that in no event shall the Phillips 66 Members collectively own more than a 50 percent Percentage Interest.

Exhibit 10.1

(e)    The defined term “CPGC” is hereby replaced with:

“PGC” shall mean Phillips Gas Company (formerly known as ConocoPhillips Gas Company), a Delaware corporation.

(f)	The defined term “Member” is hereby replaced with:

“Member” shall mean one or more of Spectra Member, Phillips 66 Member, and any Person admitted to the Company as a member as provided in this Agreement after September 8, 2014, as the context may require, but such term does not include any Person who has ceased to be a member in the Company.

(g)    The defined term “Spectra” is hereby replaced with:

“Spectra” shall mean Spectra Energy Corp, a Delaware corporation.

(h)    The defined term “Spectra Member” is hereby replaced with:

“Spectra Member” shall mean collectively Spectra Energy DEFS Holding, LLC, a Delaware limited liability company, and Spectra Energy DEFS Holding II, LLC, a Delaware limited liability company, or any wholly owned Subsidiary of Spectra admitted as a substitute Member pursuant to Section 5.4; provided that in the event a Spectra Member Transfers less than all of its Company Interest to a wholly owned Subsidiary of Spectra pursuant to Section 5.4, then “Spectra Member” shall be deemed to include such Transferring Spectra Member, such wholly owned Subsidiary of Spectra, and any other Spectra Member to the extent applicable; provided, however, that in no event shall the Spectra Members collectively own more than a 50 percent Percentage Interest.

2. The LLC Agreement is hereby amended by deleting Section 3.3 thereof and inserting the following Section 3.3 in lieu thereof:

Section 3.3    Company Board Composition. The Company Board shall consist of five Directors, four of whom shall be voting Directors. The President of the Company shall be the Chairman of the Board. The Chairman of the Board shall be the fifth Director and shall be a non-voting Director. The Spectra Member shall appoint two voting Directors (the “Spectra Directors”). The Phillips 66 Member shall appoint two voting Directors (the “Phillips 66 Directors”). Each Director appointed to the Company Board shall serve until his or her successor is duly appointed or until his or her earlier removal or resignation.

3. The LLC Agreement is hereby amended by replacing clause (c) of Section 3.7 with:

(c) the Spectra Directors shall have the exclusive authority to make all decisions relating to the enforcement of any rights or obligations of the Company or any of its

Exhibit 10.1

Affiliates against or to Phillips 66 or any of its Affiliates, and the Phillips 66 Directors shall have the exclusive authority to make all decisions relating to the enforcement of any rights or obligations of the Company or any of its Affiliates against or to Spectra or any of its Affiliates.

4. The LLC Agreement is hereby amended by re-numbering Section 3.14 (Indemnification) as Section 3.15 (Indemnification). All references within this Section to subsections thereof shall be re-numbered correspondingly, such that a reference within this Section to “Section 3.14(c)”, for example, shall now be a reference to “Section 3.15(c).”

5. The LLC Agreement is hereby amended by inserting the following new Section 8.3(e) to read in its entirety as follows:

(e)
Tax returns filed on behalf of the Company after September 8, 2014, shall be signed by an officer of a Member (the “Signing Member”); provided that the Members may mutually agree that an Officer or Officers of the Company shall sign any tax return of the Company that the Members agree should and can properly be signed by such Officer(s). A Phillips 66 Member and a Spectra Member (as designated by (i) such Phillips 66 Member to Spectra Member and the Company if there is more than one Phillips 66 Member, and (ii) such Spectra Member to Phillips 66 Member and the Company if there is more than one Spectra Member) shall rotate in serving as the Signing Member in each alternating calendar year for returns filed during such calendar year, with a Phillips 66 Member being the Signing Member through December 31, 2014, a Spectra Member being the Signing Member during 2015, a Phillips 66 Member being the Signing Member during 2016, and so on. Notwithstanding the foregoing in this Section 8.3(e), the Company shall be responsible for causing all tax returns of the Company to be filed with the appropriate Governmental Entity in accordance with applicable Laws.

6. The LLC Agreement is hereby amended by inserting the following new Section 8.3(f) to read in its entirety as follows:

(f)
The Company shall indemnify the Signing Member, each of its Affiliates, and each of their respective officers and directors against judgments, fines, amounts paid in settlement, and expenses (including attorneys’ fees) reasonably incurred in any civil, criminal, or investigative proceeding in which they are involved or threatened to be involved by reason of such Signing Member signing tax returns on behalf of the Company pursuant to Section 8.3(e), except to the extent such Signing Member acted in bad faith or with gross negligence. The indemnification provided under this Section 8.3(f) shall not be deemed exclusive of any other rights to which those indemnified under this Section 8.3(f) may be entitled under any applicable Law, agreement, vote of Members, or otherwise.

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7. The addresses for notices for Phillips 66 Member, Spectra Member, Phillips 66, and Spectra provided for in Sections 10.5(a), (b) and (c) of the LLC Agreement shall be as follows:

If to Phillips 66 Member:

Phillips Gas Company
c/o Phillips 66
3010 Briarpark Dr.
Houston, Texas 77042
Attention: Grant Adamson
Fax No.: (832) 765-0105

If to Spectra Member:

Spectra Energy DEFS Holding, LLC, and
Spectra Energy DEFS Holding II, LLC
c/o Spectra Energy Corp
5400 Westheimer Court
Houston, Texas 77056
Attention: General Counsel
Fax No.: (713) 627-5536

If to the Company:

Phillips 66
3010 Briarpark Dr.
Houston, Texas 77042
Attention: Grant Adamson
Fax No.: (832) 765-0105

Spectra Energy Corp
5400 Westheimer Court
Houston, Texas 77056
Attention: General Counsel
Fax No.: (713) 627-5536

8. Except as modified and amended herein, which amendments shall be effective on and after the date of this Amendment, the terms and provisions of the LLC Agreement shall remain in full force and effect.

9. This Amendment may be signed in any number of counterparts, all of which together shall constitute a single signed original. Facsimiles and photocopies of this Amendment shall have the same force and effect as a signed original.
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Exhibit 10.1

AS OF SEPTEMBER 9, 2014, each of the undersigned has caused this Amendment to be duly executed and delivered.

SPECTRA ENERGY DEFS HOLDING, LLC

By:	/s/ John P. Reddy
Name:
Title:

SPECTRA ENERGY DEFS HOLDING II, LLC

By:	/s/ John P. Reddy
Name:
Title:

PHILLIPS GAS COMPANY

By:	/s/ Brian R. Wenzel
Name:	Brian R. Wenzel
Title:	Vice President and Treasurer